SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported): March 30, 2001
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


North Carolina                        1-10646                    56-1688522
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(State of Incorporation)         (Commission File              (IRS Employer
                                     Number)                Identification No.)

134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                       (Zip code)


Registrant's telephone number, including area code:           (252) 454-4400
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                                       N/A
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          (Former name or former address, if changed since last report)



Exhibit Index on Page 4.

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Item 5.  Other Events:
On MARCH 30, 2001, Centura Banks, Inc. ("Centura") announced that its Board of Directors has rescinded the 1,500,000 share repurchase program previously announced on September 29, 2000.


Item 7.  Financial Statements and Exhibits:
The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             CENTURA BANKS, INC.
                                             Registrant


Date: April 3, 2001                          By:      /s/ Steven Goldstein
                                                      Steven Goldstein
                                                      Chief Financial Officer



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                                  EXHIBIT INDEX

                                                                     Sequential
                                                                       Page
Exhibit                 Description of Exhibit                        Number
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99                Press release dated March 30, 2001                     5